Exhibit 99.2

Second Quarter 2003 Earnings Conference Call July 23, 2003

Safe Harbor Language Note: Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, we advise that these forward-looking statements be evaluated with consideration given to the many uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the competitive pricing environment applicable to the Company's businesses, customer retention levels, changes in customers' business environments, changes in market conditions affecting the sale of used vehicles, adverse changes in debt ratings, changes in accounting assumptions, greater than expected expenses associated with the Company's activities and changes in general economic conditions.

Contents Second Quarter Results Key Initiatives Update Asset Management Update Earnings Outlook FIN 46 Update Q & A

2nd Quarter Results Earnings per diluted share were $0.55, up from $0.47 in 2Q02 Lease revenue slightly down year-over-year; demand remains slow with signs of modest improvement Continuing year-over-year improvement in commercial rental revenue; improved pricing increasing both revenue and margin Increase in fuel revenue due to higher fuel costs Supply Chain Solutions revenue down as anticipated, although decrease is less than was projected Revenue increases realized in Canada, Latin America and Asia, partially offset by declines in Europe; some benefit from favorable exchange rate changes Overview

2nd Quarter Results (continued) Fleet Management Solutions returns negatively impacted by lower lease revenue and absorption of pension expense increase, partially offset by improved rental and asset management results Supply Chain Solutions returns positively impacted by overhead reductions and improved operational performance globally Dedicated Contract Carriage returns consistent with prior year on flat revenue Asset management activities continue to contribute to improved results with 8% year-over-year reduction in non- revenue earning equipment Strong cost management in overhead areas continues to positively contribute to results Overview

Earnings Per Share Second Quarter Actual Results

Earnings Per Share Year-To-Date Actual Results

Business Segment Second Quarter Fully Allocated ($ Millions) (1) Allocation of Recoveries, Net across business segments was $0.6 to FMS and $0.2 to CSS

Business Segment Year-To-Date Fully Allocated ($ Millions) (1) Allocation of Recoveries, Net across business segments was as follows: FMS - $0.9 in 2003; CSS - $0.2 in 2003 and $1.2 in 2002

Capital Expenditures ($ Millions) Year-To-Date Full Service Lease Commercial Rental Property, Plant & Equipment Acquisitions Other East 53 41 5 0 1 1% 5% 41% 53% Year-To-Date 2003

Capital Expenditures Update Actual 2002 Plan 2003 Revised 2003 Lease 536 664 490.7 Rental 19 153 175 Other 1 8 12.6 PP&E 44 65 71.7 Reduced capital expenditures forecast due to lower lease sales, higher redeployment of used vehicles, and higher term extensions than planned

Free Cash Flow Notes: (1) Includes non-cash restructuring and other recoveries, net and cumulative effect of changes in accounting principles (2) Changes in working capital exclude sale of receivables (3) Presentation includes non-GAAP financial measure as defined by SEC rules. Please refer to the appendix for a reconciliation to the most directly comparable GAAP measure. ($ Millions) Year-To-Date Preliminary

Debt to Equity Ratio Continued and focused emphasis to strengthen the balance sheet ($ Millions) Note: 4Q2002 and beyond includes impact of a pension related equity charge of $227.6 million.

Contents Second Quarter Results Key Initiatives Update Asset Management Update Earnings Outlook FIN 46 Update Q & A

2003 Key Initiatives Focus on cost management and process improvement initiatives continues 2003 new initiatives added an incremental $23 million in pre-tax earnings Maintenance Asset Management Overhead Reduction SCS Margin Improvement Insurance and Safety Other $44 - $49 million 2003 Impact of Implemented Initiatives ($ Millions) Status Update

Contents Second Quarter Results Key Initiatives Update Asset Management Update Earnings Outlook FIN 46 Update Q & A

Asset Management Update Total number of non-revenue earning vehicles of 7,985 is down 706 units or 8% vs. prior year period Not yet earning (NYE) vehicles are 924 No longer earning (NLE) vehicles are 7,061 3,112 of these units are held for sale at the used truck centers Used tractor sales proceeds continue to show signs of improvement for two consecutive quarters, up 6% from 4Q02 The overall number of vehicles sold increased over 5% compared to 1Q03 at 3,399 Note: U.S. only

Asset Management Update Focused efforts in the area of asset management continue to positively impact earnings and strengthen free cash flow Redeployments are flat and total extensions have declined moderately; however, both continue to be higher than plan Note: U.S. only Redeployments Total Extensions Early Replacements Early Terminations 2Q99 790 486 1482 1861 2Q00 1170 579 1082 1857 2Q01 1192 843 404 1806 2Q02 1567 1633 214 1325 2Q03 1573 1496 208 706

Contents Second Quarter Results Key Initiatives Update Asset Management Update Earnings Outlook FIN 46 Update Q & A

Earnings Outlook Increasing full year 2003 forecasted earnings to $2.04 - $2.10 per share. Current projection for EPS is as follows: ($ Earnings Per Share) 1st Half (1) 3rd Qtr 4th Qtr Full Year 2003 Actual/Proj. EPS 0.88 0.59-0.62 0.57-0.60 2.04-2.10 (1) Excludes cumulative effect of change in accounting principle charge of $0.02. Includes restructuring recoveries of $0.01.

Contents First Quarter Results Key Initiatives Update Asset Management Update Earnings Outlook FIN 46 Update Q & A

FIN 46 Update FIN 46, Consolidation of Variable Interest Entities, is an accounting change mandated by the FASB Consolidation of entities required based on exposure to losses, right to residual returns if they occur, or both Effective July 1, 2003 for VIEs created before February 1, 2003 Upon adoption, measure the assets and liabilities transferred to the VIEs at the same amounts at which the assets and liabilities would have been measured had they not been transferred Results in a transition charge for cumulative effect of change in accounting principle Ryder will adopt FIN 46 regarding consolidation of Variable Interest Entities (VIEs) effective July 1, 2003 Relates to consolidation of three VIEs from which the Company leases revenue earning equipment under operating lease arrangements Two VIEs have existed since 1999, while the third VIE has existed since 2001 VIEs being consolidated have been previously disclosed as off-balance sheet debt Estimated after-tax charge in 3Q03 of $0.05 due to the cumulative effect of change in accounting principle Charge primarily represents the difference between rental payments to the VIEs compared to depreciation and interest expense on the VIEs' revenue earning equipment and debt, respectively Charge is expected to reverse over the next three years

FIN 46 Update The Company's balance sheet, effective July 1, 2003, will reflect increased revenue earning equipment of $421 million and increased debt of $414 million No effect on the Company's compliance with financial debt covenants The Company's income statement and cash flow presentation will also change beginning July 1, 2003 as result of VIE consolidation Equipment rental expense will convert to depreciation and interest Operating and free cash flows will increase due to depreciation add-back Cash used in financing activities will increase due to principal payments on VIE debt Full year 2003 equipment rental to these VIEs would have been an estimated $116 million prior to the adoption of FIN 46 After consolidation, depreciation and interest are estimated to be approximately 2/3 and 1/3 of this amount, respectively

Q & A

Appendix Business Segment Detail Free Cash Flow Reconciliation Non-Revenue Earning Equipment FIN 46 - Balance Sheet Detail

Fleet Management Solutions (FMS) ($ Millions) Second Quarter

Fleet Management Solutions (FMS) ($ Millions) Year-To-Date

Supply Chain Solutions (SCS) ($ Millions) Second Quarter

Supply Chain Solutions (SCS) ($ Millions) Year-To-Date

Dedicated Contract Carriage (DCC) ($ Millions) Second Quarter

Dedicated Contract Carriage (DCC) ($ Millions) Year-To-Date

Central Support Services (CSS) ($ Millions) Second Quarter

Central Support Services (CSS) ($ Millions) Year-To-Date

Free Cash Flow Reconciliation ($ Millions) Year-To-Date Preliminary

Non-Revenue Earning Equipment Not Yet Earning - "NYE" No Longer Earning - "NLE" Total 10,727 Dec 2000 Total 12,040 Mar 2001 Total 10,915 June 2001 Total 10,991 Sept 2001 Total 11,072 Dec 2001 Total 10,361 Mar 2002 Units held for sale 3,485 5,215 5,115 Total 8,832 Mar 2003 Total 8,691 June 2002 Total 8,433 Sept 2002 Status Total 8,131 Dec 2002 3,112 Total 7,985 Jun 2003 Note: U.S. only

FIN 46 - Balance Sheet Detail Balance Sheet Impact of Consolidating VIEs